UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2004

OLIN CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 4500, 501 Merritt 7, Norwalk, Connecticut (Address of principal executive offices)	06856-4500 (Zip Code)

(203) 750-3000 (Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 27, 2004, the Compensation Committee of the Board of Directors of Olin Corporation (the "Company") amended a Restricted Stock Unit Award dated February 14, 2002 with Janet M. Pierpont, Vice President and Treasurer of the Company, to accelerate the vesting date for 1,666 shares from February 14, 2005 to December 31, 2004. Attached as Exhibit 99.1 and incorporated herein by reference, is a copy of the Compensation Committee's resolution amending the award.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit
99.1	Compensation Committee Resolution, dated October 27, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By: /s/ George H. Pain

Name: George H. Pain

Title: Vice President, General Counsel and Secretary

Date: November 2, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Compensation Committee Resolution, dated October 27, 2004.